UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2007

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2007 Performance Share Program

Effective January 24, 2007, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (the “Company”) adopted the 2007 Performance Share Program (the “Program”). The Committee established the Program to help align the Company’s management with those of its stockholders, as well as to support the retention of key executives. All members of the Company’s executive management team and other key members of senior management (the “Program Participants”) will participate in the Program. Awards for executive officers under the Program were approved on January 24, 2007 in the form of “Performance Shares” pursuant to the terms of the Company’s Amended 1994 Performance and Restricted Stock Plan.

The Program requires that the Company achieve at least 90% of its revenue target for fiscal year 2007 as approved by the Board of Directors as a minimum threshold before Program Participants earn any Performance Shares under the Program.  If this initial threshold is achieved, the actual number of Performance Shares earned is based on the achievement of two equally-weighed metrics–operating margin and revenue growth.  The payout of Performance Shares will correlate to the Company’s 2007 fiscal year-end achievement for each metric, which minimum achievement must be at least 95% of the established operating margin and revenue growth target amounts. Plan Participants may receive less than the Performance Share target payouts under the Program, and in no event may an actual payout exceed 200% of a target payout amount.

Performance Shares will be earned initially (if at all) following the Company’s 2007 fiscal year-end, subject to specified change in control exceptions. Each Program Participant must be employed through the first anniversary of his or her grant date to be eligible. For executive officers, Performance Shares will vest 25% on the certification date of the achievement of the applicable metrics by the Board of Directors, or the first anniversary of the Program Participant’s grant date, whichever is later.  Additional vesting of the Performance Shares will be 25% each year on the second, third and fourth anniversaries of the grant date, contingent upon the Program Participant’s continued service to the Company.

The Performance Share target and maximum payouts for the Performance Shares granted to the Company’s executive officers are as follows:

Officer	Title	Target	Maximum (200%)
Bruce R. Chizen	Chief Executive Officer	35,000	70,000
Shantanu Narayan	President and Chief Operating Officer	25,000	50,000
Karen O. Cottle	Senior Vice President, General Counsel and Secretary	7,778	15,556
Mark Garrett (1)	Senior Vice President and Chief Financial Officer	7,500	15,000
Matthew Thompson	Senior Vice President, Worldwide Field Operations	7,500	15,000
Rich Rowley	Vice President, Corporate Controller and Principal Accounting Officer	4,167	8,334

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to the applicable Program used in connection with the 2003 Equity Incentive Plan or Amended 1994 Performance and Restricted Stock Plan. The 2007 Performance Share Program under the 2003 Equity Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.1, and the Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this plan are attached hereto as Exhibit 10.2.  The 2007 Performance Share Program under the Amended 1994 Performance and Restricted Stock Plan is attached to this Current Report on Form 8-K as Exhibit 10.3, and the Award

(1) Mr. Garrett’s Performance Shares will be granted on his hire date, which is expected to be February 1, 2007.

Grant Notice and Performance Share Award Agreement for use in connection with grants under this plan are attached hereto as Exhibit 10.4.

2007 Executive Officer Annual Incentive Plan

On January 24, 2007, the Committee approved the terms of the 2007 Executive Officer Annual Incentive Plan (the “Plan”), which is applicable to executive officers of the Company. Each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s base salary.

The Plan requires that the Company achieve at least 90% of the Company’s revenue target for fiscal year 2007 as approved by the Board of Directors as a minimum threshold before participants are eligible to earn an incentive bonus under the Plan. If this initial threshold is achieved, the actual incentive bonus earned by each participant is calculated as a percentage of a Board of Directors-approved target bonus. For fiscal year 2007, the target bonus as a percentage of annual base salary for each executive officer of the Company is as follows:

Officer	Title	Target Bonus
Bruce R. Chizen	Chief Executive Officer	125%
Shantanu Narayan	President and Chief Operating Officer	110%
Karen O. Cottle	Senior Vice President, General Counsel and Secretary	60%
Mark Garrett	Senior Vice President and Chief Financial Officer	85%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	85%
Rich Rowley	Vice President, Corporate Controller and Principal Accounting Officer	50%

The actual incentive bonus for each participant is determined based on the Company’s achievement of established revenue growth (including shippable backlog) and non-GAAP operating margin results (corporate achievement) and individual achievement tied to the 2007 fiscal year operating plan and individual strategic objectives (individual results).

If corporate achievement is below 95% of target, no incentive bonus is paid.

If corporate achievement is between 95% and 100% of target, each participant’s annual incentive bonus is calculated as follows:

Incentive Bonus = Participant Target Bonus x Funding Level % x Individual Results %

The Funding Level is determined based on the combined results of the corporate achievement. The Funding Level percentage may range from a minimum of 36% (if corporate achievement for each metric meets a 95% threshold) to 200% (if corporate achievement for each metric reaches at least 107%). Individual results are based on the achievement of goals tied to the corporate operating plan and strategic objectives.

If corporate achievement is above 100% of target, the Incentive Bonus is calculated as follows:

Incentive Bonus = Participant Target Bonus x Unit Multiplier % x Individual Results %

The Unit Multiplier is determined for each business and functional unit of the Company based on the allocated Funding Level for each unit multiplied by each participant’s incentive bonus target within each particular business and functional unit. The aggregate Funding Level is calculated by multiplying the Funding Level percentage achieved by the sum of each participant’s incentive bonus target. Funds are allocated to the business and functional units based on relative contribution to the Company’s success.

The maximum incentive bonus per participant per Plan year is 300% of target bonus, and the incentive bonus cannot exceed $5 million per participant in any Plan year.

A copy of the Plan summary is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Adobe Systems Incorporated 2007 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.2

Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the Adobe Systems Incorporated 2007 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.3	Adobe Systems Incorporated 2007 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.4

Form of Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the Adobe Systems Incorporated 2007 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.5	Adobe Systems Incorporated 2007 Executive Officer Annual Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 30, 2007	By:	/s/ KAREN O. COTTLE
Karen O. Cottle
Senior Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit Number	Exhibit Description
10.1	Adobe Systems Incorporated 2007 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.2

Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the Adobe Systems Incorporated 2007 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.3	Adobe Systems Incorporated 2007 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.4

Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the Adobe Systems Incorporated 2007 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.5	Adobe Systems Incorporated 2007 Executive Officer Annual Incentive Plan.